                                                                   EXHIBIT 10.38


                                LEASE AGREEMENT



ARTICLE I:  BASIC TERMS

1.01. Date of Lease:  June 1, 1998

1.02. Landlord:       Richard J. Ranger
      Address of      31750 S.W. Village Crest Ln.
      Landlord:       Wilsonville, OR  97070

1.03. Tenant:         Higginbotham Audio/Visual Solutions
      Address of      2126 Vanco Drive
      Tenant:         Irving, TX  75061

1.04. Property (Include street address, as well as legal description and approximate square footage):

An approximately 6,100 s.f. portion out of a larger 50,000 s.f. masonry building situated on part of Block 4/6491, located in Kings Row VI Addition, an Addition to the City of Dallas, Texas, as recorded in Volume 77199, pp 1034 of the Deed Records of Dallas County, Texas and known locally as 10523 KING WILLIAM DRIVE, Dallas, Texas.

1.05. Lease Term: Thirty-six months, beginning on June 1, 1998, and
                  -----------------               ------------
ending on May 31, 2001.
          ------------

1.06. Rent: $1,906.00
            ---------

      Dollars ($1,906.00) per month.
               ---------

1.07. Security Deposit:  $1,906.00

1.08. Permitted Use (see Section 6.01): Officing, warehousing and sales/lease of audio/visual equipment.

1.09. Principal REALTOR (If none, so state): Tom Buck of Warehouse Properties

Address:              8585 N. Stemmons Frwy., #M23
                      Dallas, TX  75247

1.10. Cooperating REALTOR (If none, so state:)    n/a

      Address:

1.11. REALTOR'S Commissions (See Article Fourteen):
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A.    Commissions due to the undersigned Principal REALTOR shall be calculated and paid in accordance with paragraph (a) or (b) or Section 14.01 (Strike out inapplicable letter).

B. The percentage applicable in Sections 14.01 and 14.02 shall be six percent (6%).

1.12. Base Year for Taxes (see Section 4.02): 1997

1.13. Party to Receive Payments from Tenant Hereunder:

Landlord/Principal REALTOR (strike one)

1.14. Daily Late Charge (See Section 3.03): After the 5th day, Twenty-Five Dollars ($25.00) per day.

1.15. Acceptance (see Section 15.13):

The number of days for acceptance shall be seven (7) days.

ARTICLE II.:  LEASE AND LEASE TERM

2.01. Lease of Property for Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term stated in
Section 1.05. As used herein, the "Commencement Date" shall be the date specified in Section 1.05 for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the first date specified in Section 1.05 above. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Property is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the first date specified in Section 1.05 above, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the 60-day period ends. If Tenant gives such notice, the Lease shall be cancelled effective as of the date of its execution, and no party hereto shall have any obligations, one to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the Commencement Date and expiration date of the Lease.

2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the occupancy period.
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2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord from any delay by Tenant in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease, Tenant's occupancy of the Property shall be a "month-to-month" tenancy, subject to all of the terms of this Lease, applicable to a month-to-month tenancy, subject to all the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by fifty percent (50%).

ARTICLE III:  RENT AND SECURITY DEPOSIT

3.01. Manner of Payment. All sums to become due hereunder by Tenant shall be made to the party named in Section 1.13 above, at the address stated herein for such party, unless such address is changed as provided herein. Any and all payments made to the Principal REALTOR for the account of Landlord shall be deemed made to Landlord when received by the Principal REALTOR. All sums payable by Tenant hereunder, whether or not expressly denominated as rent, shall constitute rent for the purposes of section 502(b)(7) of the Bankruptcy Code.

3.02. Time of Payment. Upon execution hereof, Tenant shall pay the rent for the first month of the Lease Term. On or before the first day of the second month of the Lease Term and of each month thereafter, a like monthly installment shall be due and payable, in advance, without off-set, deduction or prior demand. If the Lease Term commences or ends during a calendar month, the rent for any fractional calendar month following the Commencement Date or preceding the end of the Lease Term shall be prorated by days.

3.03. Late Charges. Tenant's failure to pay sums due hereunder promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, deed of trust or mortgage encumbering the Property. Therefore, if any sum due hereunder is not received on its due date, Tenant shall pay the party named in Section 1.13 above a late charge equal to the sum stated in Section 1.14 above for each day from its due date until such delinquent sum is received. If any check tendered in payment of any sum due from Tenant hereunder is returned for any reason, Tenant shall pay a late charge for each day from said due date until such check is made good. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment of such returned check.

3.04. Security Deposit. Upon execution hereof, Tenant shall deposit with the party named in Section 1.13 above a cash Security Deposit in the sum stated in
Section 1.07. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security

Deposit. Upon any termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease. Landlord shall refund the unused portion of the Security Deposit to Tenant.

ARTICLE IV.:  TAXES

4.01. Payment by Landlord. Landlord shall pay the real estate taxes on the Property during the Lease Term.

4.02. Payment by Tenant. Tenant shall pay the party named in Section 1.13 above, as additional rental, the excess, if any, of the real estate taxes for any year during the Lease Term over the real estate taxes for the base year stated in
Section 1.12. Tenant shall make such payment within fifteen (15) days after receipt of a statement showing the amount and computation of such increase. Tenant shall be responsible for the pro-rata portion of such additional rental for any fractional part of a year preceding the end of the Lease Term, which prorated sum shall be due and payable upon the termination of this Lease. If the termination of this Lease occurs before the tax rate is fixed for the particular year, the proration shall be upon the basis of the tax rate for the preceding year applied to the latest assessed valuation, and notwithstanding the termination of this Lease, any difference in the actual real estate taxes for such year shall be adjusted between the parties upon receipt of written evidence of the payment thereof.

4.03. Improvements by Tenant. In the event the real estate taxes levied against the Property for the real estate tax year in which the Lease Term commences are increased as a result of any alterations, additions or improvements made by Tenant or by Landlord at the request of Tenant, Tenant shall pay to Landlord upon demand the amount of such increase. For the purposes of the calculations under Section 4.02, the amount of the real estate taxes during the real estate tax year in which the Lease Term commences shall not include any taxes resulting from any such alterations, additions or improvements made in or to the Property. Landlord shall obtain from the tax assessor or assessors a written statement of the total amount of such increase.

4.04. Joint Assessment. If the real estate taxes are assessed against the Property jointly with other property not constituting a part of the Property, the real estate taxes for such years shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the Property bears to the total square feet of building area included in the joint assessment.

4.05. Personal Property Taxes. Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have its personal property taxed separately from the Property, but if any of Tenant's personal property is taxed with the Property, Tenant shall pay the taxes for the personal property within fifteen (15) days after Tenant receives a written statement for such personal property taxes.

ARTICLE V.:  INSURANCE AND INDEMNITY

5.01. Casualty Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in such amount or percentage of replacement value as Landlord or its insurance advisor deems reasonable in relation to the age, location, type of construction and physical condition of the Property and the availability of such insurance at reasonable rates. Such policies shall provide protection against all perils included within the classification of fire and extended coverage and any other perils which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Property. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. Tenant shall not do or permit to be done anything which invalidates any such insurance polices. Any casualty insurance which may be carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance and under its sole control.

5.02. Increase in Premiums. Tenant shall not permit any operation or activity to be conducted or storage or use of any volatile or any other materials on the Property that would cause suspension or cancellation of any fire and extended coverage insurance policy carried by Landlord, or increase the premiums therefor, without the prior written consent of Landlord. If Tenant's use and occupancy of the Property causes an increase in the premiums for any fire and extended coverage insurance policy carried by Landlord on the day before Tenant shall have first gone into possession of the Property under this Lease, Tenant shall pay, as additional rental, the amount of such increase to Landlord upon demand and presentation of written evidence of the increase by Landlord.

5.03. Liability Insurance. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy or maintenance of the Property. The initial amount of such insurance shall be at least $1,000,000, and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of professional insurance advisors, and other relevant factors. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of Section

5.04. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days' prior written notice to Landlord. Tenant may discharge its obligations under this Section by naming Landlord as an additional insured under a policy of comprehensive liability insurance maintained by Tenant and containing the coverage and provisions described in this Section. Tenant shall deliver a copy of such policy or certificate (or a renewal thereof) to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. If Tenant fails to maintain such policy, Landlord may elect to maintain such insurance at Tenant's expense. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

5.04. Indemnity. Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person, whomsoever, for any injury to persons or damage to property on or about the Property or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires or any other person entering the Property under express or implied invitation of Tenant, or arising out of the use of the property by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable for any injury or damage caused by the negligence or misconduct of Landlord, or its employees or agents, and Landlord agrees to indemnify Tenant and hold it harmless from any loss, expense or damage arising out of such damage or injury.

5.05. Waiver of Subrogation. Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this Lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Property, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as such mutual waiver will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

ARTICLE VI.:  USE OF PROPERTY

6.01. Permitted Use. Tenant may use the Property only for the permitted use stated in Section 1.08.

6.02. Compliance with Law. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Property, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Property, all at Tenant's sole expense.

6.03. Certificate of Occupancy. Tenant may, prior to the commencement of the term of this Lease, apply for a Certificate of Occupancy to be issued by the municipality in which the Property is located, but this Lease shall not be contingent upon issuance thereof. Nothing herein contained shall obligate Landlord to install any additional electrical wiring, plumbing or plumbing fixtures which are not presently existing on the Property, or which have not been expressly agreed upon by Landlord in writing.

6.04. Signs. Without the prior written consent of Landlord, Tenant shall not place or affix any signs or other objects upon or to the Property, including but not limited to the roof or exterior walls of the building or other improvement thereon, or paint or otherwise deface said exterior walls. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this Lease and shall repair any damage and close any holes caused or revealed by such removal.

6.05. Utility Services. Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water and electricity used on the Property, and for all electric lights, lamps and tubes.

6.06. Landlord's Access. Landlord and its authorized agents shall have the right, during normal business hours, to enter the Property (a) to inspect the general condition and state of repair thereof, (b) to make repairs required or permitted under this Lease, (c) to show the property to any prospective tenant or purchaser or (d) for any other reasonable purpose. During the final 150 days of the lease Term, Landlord and its authorized agents shall have the right to erect and maintain on or about the Property customary signs advertising the Property for lease or for sale.

6.07. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

6.08. Exemptions from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause;
(c) conditions arising on or about the Property or upon other portions of any building of which the Property is a part, or from other sources or places; or
(d) any act or omission of any other tenant of any building of which the Property is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.08 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

ARTICLE VII.:  MAINTENANCE, REPAIRS AND ALTERATIONS

7.01. Acceptance of Premises. Tenant acknowledges that it has fully inspected the Property and accepts the Property in its condition as of the execution of this Lease as suitable for the purposes for which it is leased. Tenant acknowledges that, except as stated in the following sentence, neither Landlord nor an agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Landlord represents that on the Commencement Date, the plumbing, electrical system and exterior doors, and any fire protection sprinkler system, heating system, air conditioning equipment and elevators existing on the date of this Lease, are or will be in good operating condition.

7.02. Landlord's Obligation to Repair. Subject to the provisions of Article Eight (Damage or Destruction) and Article Nine (Condemnation) and except for damage caused by any act or omission of Tenant, Landlord shall keep the foundation, roof and the structural portions of exterior walls of the improvements of the Property in good order, condition and repair. However, Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. In addition, Landlord shall not be obligated to make any repairs under this Section until a reasonable time after receipt of written notice from Tenant of the need of such repairs. If any repairs are required to be made by Landlord, Tenant shall, at Tenant's sole cost and expense, promptly remove Tenant's fixtures, inventory, equipment and other Property, to the extent required to enable Landlord to make such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease because of the condition of the Property.

7.03. Tenant's Obligation to Repair. Subject to the provisions of the last sentence of Section 7.01, the preceding Section 7.02, Article Eight (Damage or Destruction) and Article Nine (Condemnation), Tenant shall, at all times, keep that portion of the Property not required to be maintained by Landlord in good order, condition and repair including but not limited to repairs (including all necessary replacements) of the windows, plate glass, doors, heating system, air conditioning equipment, fire protection sprinkler system, elevators, interior and exterior plumbing and the interior of the building in general, and including care of landscaping and regular mowing of grass and maintenance of any paving and railroad siding. In addition, Tenant shall, at Tenant's expense, repair any damage to the roof, foundation or structural portions of exterior walls caused by Tenant's acts or omissions. If Tenant fails to maintain and repair the property as required by this Section, Landlord may, on ten (10) days' prior written notice, enter the Property and perform such maintenance or repair on behalf of Tenant, except that no notice shall be required in case of emergency, and Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand.

7.04. Alterations, Additions and Improvements. Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the Property without the prior written consent of Landlord. Consent for nonstructural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances and regulations. At the expiration or termination of this Lease, Tenant shall, subject to the restrictions of Section 7.05 below, have the right to remove such items so installed by it, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof. Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Property and shall not permit a mechanic's or materialman's lien to be asserted against the Property. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements.

7.05. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of the Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Eight (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

ARTICLE VIII.:  DAMAGE OR DESTRUCTION

8.01. Notice. If the building or other improvements situated on the Property should be damaged or destroyed by fire, tornado or other casualty, Tenant shall immediately give written notice thereof to Landlord.

8.02 Partial Damage. If the building or other improvements situated on the Property should be damaged by fire, tornado or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within 120 days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall not terminate, but Landlord shall, at its sole cost and risk, proceed forthwith and use reasonable diligence to rebuild or repair such building and other improvements on the Property (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Property) to substantially the condition in which they existed prior to such damage; provided, however, if the casualty occurs during the final 18 months of the Lease Term, Landlord shall not be required to rebuild or repair such damage unless Tenant shall exercise its renewal option (if any is contained herein) within fifteen (15) days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not elect to exercise its renewal option or if there is no renewal option contained herein or previously unexercised at such time, this Lease shall terminate at the option of the Landlord and rent shall be abated for the unexpired portion of this Lease, effective from the date of actual receipt by Landlord of the written notification of the damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be adjusted equitably.

8.03. Substantial or Total Destruction. If the building or other improvements situated on the Property should be substantially or totally destroyed by fire, tornado or other casualty, or so damaged that rebuilding or repairs cannot reasonably be completed within 120 days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall terminate at the option of Landlord and rent shall be abated for the unexpired portion of this Lease, effective from the date of receipt by Landlord of such written notification. If this Lease is not terminated, the building and the improvements shall be rebuilt or repaired and rent abated to the extent provided under Section 8.02.

ARTICLE IX. CONDEMNATION

If, during the term of this Lease or any extension or renewal thereof, all or a substantial part of the Property should be taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective from the date of taking of the Property by the condemning authority. If less than a substantial part of the demised premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, Landlord, at its option, may by written notice terminate this Lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Property) situated on the Property in order to make the same reasonably tenantable and suitable for the use for which the Property is leased as defined in Section 6.01. The rent payable hereunder during the unexpired portion of this Lease shall be adjusted equitably. Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards.

ARTICLE X.:  ASSIGNMENT AND SUBLETTING

     Tenant shall not, without the prior written consent of Landlord, assign this Lease or sublet the Property or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this Lease, including the provisions of Section 6.01 pertaining to the use of the Property. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights hereunder or sublet the Property without first obtaining a written agreement from the assignee or sublessee whereby the assignee or sublessee agrees to be bound by the terms of this Lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the Property is assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting and apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.

ARTICLE XI.:  DEFAULT AND REMEDIES

11.01. Default. The following events shall be deemed to be events of default under this Lease:

       (a) Failure of Tenant to pay any installment of the rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of ten (10) days;

       (b) Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of rent or other sum of money, and such failure shall not be cured within thirty (30) days after written notice thereof to Tenant;

       (c) Tenant or any guarantor of Tenant's obligations hereunder shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors.

       (d) Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

       (e) Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant (i) fails to obtain a dismissal of such case, proceeding, or other action within sixty
(60) days of its commencement or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter or (iii) is the subject of an Order of Relief which is not fully stayed within seven business days after the entry thereof.

       (f) Abandonment by Tenant of any substantial portion of the Property or cessation of the use of the Property for the purpose leased.

11.02. Remedies. Upon the occurrence of any of the events of default listed in
Section 11.01, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

(a) Terminate this Lease, in which event Tenant shall immediately surrender the Property to Landlord. If Tenant fails to so surrender such premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Property or arrearages in rent, enter upon and take possession of the Property and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Property on satisfactory terms or otherwise;

(b) Enter upon and take possession of the Property, by force if necessary, without terminating this Lease and without being liable for the prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying such premises or any part thereof. Landlord may relet the Property and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the brokerage commission, attorneys' fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting;

(c) Enter upon the Property, by force, if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of twelve percent (12%) per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

       Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, conditions and covenants herein contained.

11.03. Notice of Default. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

11.04. Limitation of Landlord's Liability. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to is transferee all funds previously paid by Tenant if such funds have not yet been applied under the terms of this Lease.

ARTICLE XII.:  LANDLORD'S LIEN

       In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all rent and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated in or upon the Property, together with the proceeds from the sale or lease thereof. Such property shall not be removed without the consent of Landlord until all arrearages in rent and other sums of money then due to Landlord hereunder shall first have been paid and discharged. Upon the occurrence of an event of default, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Property and take possession of any and all goods, wares, equipment, fixtures, furniture and other personal property of Tenant situated on the Property without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any such sale. Unless otherwise required by law, notice to Tenant of such sale shall be deemed sufficient if given in the manner prescribed in this Lease at least ten (10) days before the time of the sale. Any public sale made under this Article shall be deemed to have been conducted in a commercially reasonable manner if held on the Property or where the property is located, after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in Dallas County, Texas, for five consecutive days before the date of the sale. Landlord or its assigns may purchase at a public sale and, unless prohibited by law, at a private sale. The proceeds from any disposition dealt with in this Article, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorneys' fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted herein. Any surplus shall be paid to Tenant or as otherwise required by law; Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provisions of the Uniform Commercial Code in force in the State of Texas. The statutory lien for rent is expressly reserved; the security interest herein granted is in addition and supplementary thereto.

ARTICLE XIII.:  PROTECTION OF LENDERS

13.01. Subordination. Landlord shall have the right to subordinate this Lease to any ground Lease, deed of trust or mortgage encumbering the Property, and advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

13.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

13.03. Signing of Documents. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

13.04. Estoppel Certificates.

(a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; and (iv) that Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumberancer may rely conclusively upon such statement as true and correct.

(b)    If Tenant does not deliver such statement to Landlord within such ten
(10) day period, Landlord, and any prospective purchaser or encumbrancer, may be conclusively presume and rely upon the following facts; (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise presented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

13.05. Tenant's Financial Condition. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to the Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

ARTICLE XIV.:  REALTORS' COMMISSIONS

14.01. Amount and Manner of Payment of Commissions. Commissions due to the undersigned Principal REALTOR shall be calculated and paid as follows:

(a) Landlord agrees to pay to the undersigned Principal REALTOR a commission for negotiating this Lease equal to the percentage stated in Section 1.11B of each monthly rental payment at the time such rental payment is due.

(b) Landlord agrees to pay to the undersigned Principal REALTOR a commission for negotiating this Lease equal to the percentage stated in Section 1.11B of the total rent to become due to Landlord during the term of this Lease. Said commission shall be payable to Principal REALTOR on the date of the execution of this Lease.

14.02. Commissions on Renewal, Expansion or Purchase. If during the term of this Lease (as the same may be renewed or extended) or within ten (10) years from the date hereof, whichever shall be the greater period of time, Tenant, its successors or assigns, shall (a) exercise any right or option to renew or extend the term of this Lease (whether contained in this Lease or in any amendment, supplement or other agreement pertaining hereto) or enter into a new lease or rental agreement with Landlord covering the Property, or (b) enter into any lease, extension, renewal, expansion or other rental agreement with the Landlord demising to Tenant any premises located on or constituting all or part of any tract or parcel of real property adjoining, adjacent to or contiguous to the Property and owned by Landlord on the date of this Lease, Landlord shall pay to the Principal REALTOR an additional commission covering the full period of such renewal, extension, lease, expansion or other rental agreement which shall be due on the date of exercise, in the case of the exercise of an option, or the execution, in the case of a lease or other agreement. Such commissions shall be computed under Section 14.01(a) or 14.01(b) above (whichever has been made applicable under Section 1.11A), as if a new lease had been made for such period of time. In the event Tenant, its successors or assigns, should purchase the Property at any time, pursuant to a purchase option contained in this Lease (or any lease, extension, renewal, expansion or other rental agreement upon which an additional commission would be due under the above provisions) or, in the absence of any purchase option or exercise thereof, should purchase the Property within ten (10) years from the date hereof, Landlord shall pay to the undersigned Principal REALTOR a sales commission in cash equal to the percentage stated in Section 1.11B of the purchase price, payable at closing. Upon closing of the sale, all lease commissions shall terminate if the lease commissions are payable monthly.

14.03. Joint Liability of Tenant. Tenant expressly acknowledges and agrees that if Tenant enters into any new lease, extension, renewal, expansion or other agreement to rent, occupy or purchase any property described in the preceding
Section 14.02 within the time specified in such preceding Section, such agreement must be handled by and through the undersigned Principal REALTOR, otherwise Tenant shall be jointly and severally liable with Landlord for any commissions due or to become due to Principal REALTOR.

14.04. Sale. In the event of a sale of the Property or the assignment of this Lease by Landlord, Landlord shall obtain from the purchaser or assignee an Assumption Agreement in recordable form whereby such purchaser or assignee agrees to pay the undersigned Principal REALTOR all commissions payable under this Lease and shall deliver a fully executed counterpart thereof to Principal REALTOR on the date of closing of the sale of the Property or assignment of this Lease. Landlord shall be released from personal liability for subsequent payments of commissions only upon the delivery of such counterpart of said Assumption Agreement. Landlord expressly agrees that it will not transfer, convey or sell the Property or assign this Lease without first obtaining from the purchaser or assignee such Assumption Agreement. The form of such Assumption Agreement shall be furnished to the Principal REALTOR at the time Landlord enters into any contract for the sale of the Property or assignment of this Lease.

14.05. Lien. The Principal REALTOR is hereby granted a lien against the Property to secure payment of all commissions (including not only the commission originally payable hereunder but also any additional commissions which may hereafter become payable by reason of renewals, new leases, rental agreements, sales or otherwise). This lien is subject to the rights of Tenant under this Lease, but prior and superior to any liens hereafter created against the Property, excepting only liens in favor of banks, insurance companies, building and loan associations and similar regulated financial institutions security indebtedness incurred for the purposes of acquiring the Property or constructing, repairing, rebuilding or remodeling buildings and other improvements thereon, to all of which liens the lien hereby created shall be subordinate and inferior.

ARTICLE XV.:  MISCELLANEOUS

15.01. Force Majeure. In the event performance by Landlord of any term, condition or covenant in this Lease is delayed or prevented by any Act of God, strike, lockout, shortage or material or labor, restriction by any governmental authority, civil riot, flood, or any other cause not within the control of Landlord, the period for performance of such term, condition or covenant shall be extended for a period equal to the period Landlord is so delayed or hindered.

15.02. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. For convenience, each party hereto is referred to in the neuter gender, but the masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

15.03. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provisions of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

15.04. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

15.05. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

15.06. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

15.07. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage pre-paid, registered or certified mail, return receipt requested, addressed as stated herein. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that, upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to any other party hereto shall be delivered to the address specified in
Article I as the address for such party. Any party hereto may change its notice address upon written notice to the other parties.

15.08. Attorneys' Fees. If on account of any breach or default by any party hereto in its obligations to any other party hereto (including but not limited to the Principal REALTOR), it shall become necessary for the non-defaulting party to employ an attorney to enforce or defend any of its rights or remedies hereunder, the defaulting party agrees to pay the non-defaulting party its reasonable attorneys' fees, whether or not suit is instituted in connection therewith.

15.09 Venue. All obligations hereunder, including but not limited to the payment of commissions to the Principal REALTOR, shall be performable and payable in Dallas, Dallas County, Texas.

15.10  Governing Law.  The laws of the State of Texas shall govern this Lease.

15.11 Survival. All obligations of any party hereto not fulfilled at the expiration or the earlier termination of this Lease shall survive the expiration or earlier termination as continuing obligations of such party.

15.12 Binding Effect. This Lease shall inure to the benefit and be binding upon each of the parties hereto and their heirs, representatives, successors and assigns; provided, however, Landlord shall have no obligation to Tenant's successors or assigns unless the rights or interest of such successors or assigns are acquired in accordance with the terms of this Lease.

15.13 Execution as Offer. The execution of this Lease by the first party to do so constitutes an offer to lease the Property. Unless within the number of the days stated in Section 1.15 above from the date of its execution by the first party to do so, this Lease is accepted by the other party and a fully executed copy is delivered to the first party, such offer shall be automatically revoked and terminated.

ARTICLE XVI.:  ADDITIONAL PROVISIONS AND RIDERS

       Additional provisions may be set forth in the blank space below, and/or a rider or riders attached hereto. If no additional provisions are to be inserted in the blank space below. If a rider or riders are to be attached hereto, please state in the blank space below: "See rider or riders attached," and please have Landlord and Tenant initial all such riders.


1.   Landlord, at Landlord's expense, will carpet offices.
2.   Landlord, at Landlord's expense, will paint warehouse walls.
3.   Landlord, at Landlord's expense, will paint warehouse floor.
4. Tenant will construct office and install a/c unit at Tenant's expense and will be required to remove at Tenant's expense upon termination of lease.
5.   Rent will remain fixed during the rental period in the case of purchase of
     B. Higginbotham Enterprises, Inc. by some outside buyer. All financial obligations will transfer in full to the buyer. Landlord reserves the right to determine the ability of the Buyer to meet all provisions of the Lease.

EXECUTED as of the date stated in Section 1.01 above.

ATTEST:                                      LANDLORD: Richard J. Ranger
                                                       ---------------------

_____________________________________              By: /s/ RICHARD RANGER
                                                       ---------------------

                                                Title: _____________________


                                                 Date of Execution by
                                                 Landlord:

                                                 ---------------------------


ATTEST
                                               TENANT: Bob Higginbotham
-------------------------------------                  ---------------------
                                                   By: /s/ BOB HIGGINBOTHAM
                                                       ---------------------
                                                Title: President
                                                       ---------------------


                                                 Date of Execution by
                                                    Tenant:

                                                 ----------------------------


                                  REALTORS(R)

           n/a                                 Tom Buck of Warehouse Properties
-------------------------------------          --------------------------------
Cooperating REALTOR(R)                         Principal REALTOR,
                                               Member of The Greater
                                               Dallas Board of
                                               REALTOR

                                                     /s/ TOM BUCK, SR.
By: ____________________________                 By: ------------------------
                                                         Tom Buck, Sr.

    *NOTE: If this Lease Agreement is negotiated by Principal Realtor in cooperation with another Realtor, Landlord shall be liable for payment of all commissions to Principal Realtor only, whereupon it shall be protected from any claims from said Cooperating Realtor.

                             OPTION TO EXTEND TERM

                                 LEASE RIDER*


     This Rider is attached to and made a part of that certain Lease Agreement dated June 1, 1998 by and between Richard J. Ranger as Landlord, and Higginbotham Audio/ Visual Solutions, as Tenant, covering the Property commonly known as 10523 King William (the "Property").

A.  Option(s) to Extend Term

     1. Landlord hereby grants to Tenant one (1) option(x) (the "Option(x)") to extend the Lease Term for additional term(s) of 3 years each (the "Extension(s)"), on the same terms, conditions and covenants set forth in the Lease Agreement, except as provided below. Each Option shall be exercised only by written notice delivered to the Landlord at least one hundred twenty (120) days before the expiration of the Lease Term or the preceding Extension of the Lease Term. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express condition that at the time of the exercise, and at all times prior to the commencement of such Extension(s), Tenant shall not be in default under any of the provisions of this Lease. The foregoing Option(s) are personal to Tenant and may not be exercised by any assignee or sub-tenant.

B.  Calculation of Rent

     The rent during the Extension(s) shall be determined by one of the following methods (INDICATE YOUR CHOICE BY PUTTING AN "X" IN THE APPROPRIATE BLANK UPON THE EXECUTION OF THE LEASE AGREEMENT):

         1.  Consumer Price Index Adjustment     ____________________________

         2.  Fair Rental Value Adjustment                     X
                                                 ----------------------------

         3.  Fixed Rental Adjustment             ____________________________

     1.  Consumer Price Index Adjustment

     The monthly rent during the particular Extension shall be determined by multiplying the monthly rent during the Lease Term by a fraction determined as follows:

          a.  The numerator shall be the latest index.

          b.  The denominator shall be the initial index.

     If such computation would reduce the rent for the particular Extension, it shall be disregarded, and the rent during the immediately preceding period shall apply instead.

     The index shall mean the Consumer Price Index for Urban Consumers (all items), Dallas-Fort Worth, Texas area (1967 = 100) published by the United States Department of Labor, Bureau of Labor Statistics.

     The initial index shall mean the index published for the nearest calendar month preceding the commencement date of the Lease Term. The latest index shall mean the index published for the nearest calendar month preceding the first day of the Extension.

     If a base year other than 1967 is adopted, the index shall be converted in accordance with the appropriate conversion factor. If the index is discontinued or revised, such other index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained it if had not been discontinued or revised.

     2.  Fair Rental Value Adjustment

     The rent shall be increased on the first day of the particular Extension to the "Fair Rental Value" of the Property, determined in the following manner:

          a. If the Landlord and Tenant have not been able to agree on the Fair Rental Value Adjustment prior to the date the option is required to be exercised, the rent for the Extension shall be determined as follows: Within fifteen (15) days following the exercise of the option, Landlord and Tenant shall endeavor in good faith to agree upon a single appraiser. If Landlord and Tenant are unable to agree upon a single appraiser within said fifteen (15) day period, each shall then, by written notice to the other, given within ten (10) days after said fifteen (15) day period, appoint one appraiser. The two appraisers appointed by Landlord and Tenant shall be required to be first approved by the then president of the Greater Dallas Board of REALTORS Inc. as qualified to determine rental applicable to the Property. Within ten (10) days after the two appraisers are appointed, they shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser within the prescribed time period the single appraiser appointed shall determine the Fair Rental Value of the Property. If the two appointed appraisers fail to agree on the third appraiser, he shall be appointed by the then president of the Greater Dallas Board of Realtors. Each party shall bear the cost of the appraiser appointed by it and the parties shall share equally the cost of the third appraiser.

          b. The "Fair Rental Value" of the Property shall mean the price that a ready and willing tenant would pay as of the commencement of the Extension as monthly rent to a ready and willing landlord of Property comparable to the Property if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used and not just the use proposed to be made of the

Property by Tenant. The Fair Rental Value of the Property shall be the average of the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event shall the rent by reduced by reason of such computation. If the Fair Rental Value is not determined prior to the commencement of the Extension, then Tenant shall continue to pay to Landlord the rent applicable to the Property immediately prior to such Extension until the Fair Rental Value is determined, and when it is determined, Tenant shall pay to Landlord within ten (10) days after receipt of such notice the difference between the rent actually paid by Tenant to Landlord and the new rent determined hereunder.

     3.  Fixed Adjustments.

     The base rent shall be increased to the following amounts on the following dates:

DATE:                                             AMOUNT:

N/A FIXED FOR 1 YEAR                               $1,906
-----------------------------                     -----------------------------

N/A                                               ______________________________
-----------------------------

N/A                                               ______________________________
-----------------------------

                                                  INITIALS:

                                                  LANDLORD: ____________________

                                                  TENANT:   BH
                                                          ----------------------
______

* To be attached to Lease Agreement GDBR-062-10/85, and to be incorporated and made part thereof if said agreement provides for a building to be construed by Landlord for Tenants.